Ex-5m

PERSPECTIVE ADVISORS II
(10/10) FIXED AND VARIABLE
ANNUITY APPLICATION (VA410)
Home Office: Lansing, Michigan
www.jackson.com
First Class Mail: P.O. Box 30314
Customer Care: 800-873-5654
Lansing, MI 48909-7814
Bank or Financial Institution Customer Care: 800-777-7779
Fax: 800-943-6761
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
PLEASE PRINT
Primary Owner
Social Security Number
or
Tax I.D. Number
Sex
Male
Female
U.S. Citizen
Yes
No
First Name
Middle Name
Last Name
If Owner is a
Non-Natural Owner/Entity Name (if applicable)
Trust, Trustee
Certification
form X5335 or
trust
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
documents are
required with
/
/
(
)
application.
Physical Address Line 1 (No P.O. Boxes)
Line 2
It is required
for Good
Order that
City
State
ZIP Code
you provide a
physical
address.
Mailing Address Line 1
Line 2
Only include
mailing
address if
different
City
State
ZIP Code
from physical
address.
Joint Owner
First Name
Middle Name
Last Name
Proceeds will
be distributed
in accordance
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
with the
Male Female
Yes
No
Contract on
/
/
the first death
of either
Email Address
Relationship to Owner
Telephone Number (including area code)
Owner.
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
VDA 410 09/09

V410 10/10

LONG-TERM SMART
Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Complete this
 Same as Joint Owner
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
must be
/
/
(
)
Other__________________
Annuitant's
spouse.
Physical Address Line 1 (No P.O. Boxes)
 Line 2
Available only on a Qualified plan custodial
City
State
 ZIP Code
account when electing a
Joint GMWB.
Beneficiary(ies)
It is required
Primary
%
Percentage of Death Benefit
for Good
Order that the
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Death Benefit
Percentage be
whole
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
numbers and
must total
Spouse
/
/
100% for each
Other__________________
beneficiary
type.
Primary
Contingent
%
Percentage of Death Benefit
Individual Name (First, Middle, Last) or Non-Natural Entity Name
For additional
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
beneficiaries,
please attach
/
/
a separate
sheet, signed
and dated by
Primary
Contingent
%
Percentage of Death Benefit
the Owner,
which
Individual Name (First, Middle, Last) or Non-Natural Entity Name
includes
names,
percentages,
and other
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
required
/
/
information.
VDA 410 09/09

V410 10/10

LONG-TERM SMART
Make all
Premium Payment
checks
Select method of payment
payable to
Jackson
Check
$___________________________
Wire
$___________________________
National Life
External Transfer
$___________________
Internal Transfer
$___________________
Insurance
Company .
Annuity Type
Jackson will
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
issue Annuity
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
Type per the
Stretch IRA
Cash Balance-Defined Benefit
SEP
bold
Roth IRA:
Cash Balance-Defined Contribution
ORP:
headings.
Roth Conversion
HR-10 (Keogh) Plan
ORP
Roth IRA*
Money Purchase
Texas ORP
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
Year:________ $___________
Roth 401(k)
Charitable Remainder
Year:________ $___________
Target Benefit Plan
Annuity Trust
Charitable Remainder
Non-Qualified Plan:
TSA Plan:
Unitrust
Deferred Compensation
403(b) TSA
Non-Tax Qualified
It is required for
Statement Regarding Existing Policies or Annuity Contracts
Good Order
that this entire
I (We) certify that:
(please select one)
section be
I (We) do not have any existing life insurance policies or annuity contracts.
completed.
COMPLETE
I (We) do have existing life insurance policies or annuity contracts.
X0512
Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you
" REPLACEMENT
must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations
OF LIFE
may apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application.
INSURANCE OR
ANNUITIES"
Yes No
If yes, complete the
following Company
 Are you replacing an existing life insurance policy or annuity contract?
WHERE
information.
REQUIRED
(must be dated
Company name
Contract number
Anticipated amount
on or before the
Application Sign
$
Date to be in
Good Order).
$
$
Transfer Information
For transfers,
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
it is required
for Good
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
Order that this
Yes
No
entire section
By marking " Yes," Jackson will not
Have you submitted a transfer request to the surrendering institution?
request the funds.
be completed.
Transfer
Anticipated date
Anticipated
Type
Company releasing funds
Account number
of receipt
transfer amount
Full
/
/
$
Partial
Full
/
/
$
Partial
Full
/
/
$
Partial
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, the Company will default
/
/
to the Latest Income Date as shown in the Contract.
VDA 410 09/09

V410 10/10

LONG-TERM SMART
Optional Death Benefits All optional death benefits may not be available in all states and once selected cannot be changed.
If no Optional
Select only one of the following. May not be selected in combination with LifeGuard Freedom Flex DB.
Death Benefit
5% Roll-Up Death Benefit
(4% if the owner is age 70 or older on the date of issue)
(Ages 0-79)
is selected your
beneficiary(ies)
With Highest Quarterly Anniversary Value Death Benefit
will receive the
standard
Without Highest Quarterly Anniversary Value Death Benefit
death benefit.
6% Roll-Up Death Benefit
(5% if the Owner is age 70 or older on the date of issue)
(Ages 0-79)
Please see the
prospectus for
With Highest Quarterly Anniversary Value Death Benefit
details.
Without Highest Quarterly Anniversary Value Death Benefit
Optional
Highest Quarterly Anniversary Value Death Benefit
(Ages 0-79)
Death
Benefits and
Other
Other Optional Benefits All optional benefits may not be available in all states and once selected cannot be changed.
Optional
Guaranteed Living Benefit Options
(May select only one GMWB)
Benefits:
Additional
GMWB For Life
charges will
(For Life Guaranteed Minimum Withdrawal Benefits)
apply. Please
LifeGuard Freedom Flex
see the
LifeGuard Freedom 6 Net
prospectus
For Life GMWB with Owner's choice of
For Life GMWB with Bonus, Annual Step-Up,
for details.
Bonus and Step-Up
(Ages 35-80)
& Earnings-Sensitive Withdrawal Amount
(Ages 45-80)
Bonus
Step-Up
1,2,3
LifeGuard Freedom 6 Net w/ Joint Option
Election Age
(Must select one)
(Must select one)
Joint For Life GMWB with Bonus, Annual Step-Up,
limitations
5%
Annual
& Earnings-Sensitive Withdrawal Amount
(Ages 45-80)
apply based on
6%
Annual to Highest
5
the age of the
Jackson Select
Owner(s) or
7%
Quarterly Contract Value*
For Life GMWB with Bonus, GWB Adjustment,
Covered Lives.
* Not available with 8% bonus
8%
Annual Step-Up, & Transfer of Assets
(Ages 55-80)
1,2,3
1,2,3,5
LifeGuard Freedom Flex w/ Joint Option
Jackson Select w/ Joint Option
Joint For Life GMWB with Owner's choice of
Joint For Life GMWB with Bonus, GWB Adjustment,
Bonus and Step-Up
(Ages 35-80)
Annual Step-Up, & Transfer of Assets
(Ages 55-80)
Bonus
Step-Up
(Must select one)
(Must select one)
GMWB
(Guaranteed Minimum Withdrawal Benefits)
5%
Annual
SafeGuard Max
6%
Annual to Highest
GMWB with 5-Year Step-Up
(Ages 0-85)
Quarterly Contract Value*
7%
AutoGuard
5
*Not available with 7% bonus
5% GMWB with Annual Step-Up
(Ages 0-80)
4
LifeGuard Freedom Flex DB
AutoGuard 6
For Life GMWB with 6% Bonus, Annual Step-Up,
and Death Benefit
(Ages 35-70)
6% GMWB with Annual Step-Up
(Ages 0-80)
Contract Enhancement Option
Earnings Protection Benefit
2% of first year premium
(Ages 0-87)
EarningsMax
(Ages 0-75)
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required.
Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed. For
Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation is required. Please ensure the
Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Optional Death Benefit.
The total number of allocations in the Premium Allocation section may not exceed 17.
Only the
Systematic Investment
(periodic premium reallocation program)
Investment
Automatic Rebalancing. The Fixed Account Option is not available for Automatic Rebalancing.
Division(s)
selected in the
Frequency (for Rebalancing or Dollar-Cost Averaging only):
Premium
Monthly
Quarterly
Semiannually
Annually
Allocation
Start Date (mm/dd/yyyy) ___________________________
section will
participate in
Note: If no date is selected, the program will begin one month/quarter/half year/year (depending on the frequency the program.
you selected) from the date Jackson applies the first premium payment. If no frequency is selected, the frequency will be annual. No transfers will be made on days 29, 30 or 31, unless set up on annual frequency.
VDA 410 09/09

V410 10/10

LONG-TERM SMART
Premium Allocation
Tell us how you
JNL®
JNL/JPMorgan
JNL/PAM
want your
% Institutional Alt 20
% International Value
% Asia ex-Japan
annuity
% Institutional Alt 35
% MidCap Growth
% China-India
premiums
invested. TOTAL
% Institutional Alt 50
% U.S. Government &
ALLOCATION
Quality Bond
JNL/PIMCO
% Institutional Alt 65
MUST EQUAL
% Real Return
100%.
JNL/Lazard
JNL/American Funds®
% Total Return Bond
% Emerging Markets
Blue Chip Income
%
JNL/PPM America
and Growth
% Mid Cap Equity
Total number of
% High Yield Bond
% Global Bond
allocation
% Mid Cap Value
selections may
Global Small
JNL/M&G
%
not exceed 18.
% Small Cap Value
Capitalization
% Global Basics
% Value Equity
% Growth-Income
% Global Leaders
All premium
% International
JNL/Red Rocks
allocation
JNL/Mellon Capital Management
options may
% New World
% Listed Private Equity
% JNL 5
not be available
in all states.
JNL/BlackRock
% Dow
10
JNL/Select
Restrictions
% Balanced
% Commodity Securities
% S&P 10
may apply at
Jackson's
% Global Allocation
% Global 15
% Money Market
discretion on a
% Value
% 25
non-
JNL/Capital Guardian
discriminatory
% Select Small-Cap
% Global Balanced
JNL/T. Rowe Price
basis.
% JNL Optimized 5
Global Diversified
% Established Growth
%
Research
% VIP
% Mid-Cap Growth
% U.S. Growth Equity
% Dow Dividend
% Short-Term Bond
% European 30
% Value
JNL/Eagle
% Nasdaq
25
% Core Equity
JNL/S&P
% NYSE International 25
% SmallCap Equity
% 4
% Pacific Rim 30
JNL/Franklin Templeton
% S&P 24
% Competitive Advantage
% Founding Strategy
% S&P SMid 60
% Dividend Income &
Growth
% Global Growth
% Value Line
30
% Intrinsic Value
% Income
% S&P 500 Index
% Total Yield
% International Small
% S&P 400 MidCap Index
Cap Growth
JNL/S&P Managed
% Small Cap Index
% Mutual Shares
% Conservative
% International Index
% Small Cap Value
% Moderate
% Bond Index
% Moderate Growth
JNL/Goldman Sachs
% Index 5
% Growth
% Core Plus Bond
% 10 x 10
% Aggressive Growth
% Emerging Markets Debt
% Communications Sector
% Mid Cap Value
JNL/S&P Disciplined
% Consumer Brands Sector
% U.S. Equity Flex
% Moderate
% Financial Sector
It is required for
% Moderate Growth
Good Order
JNL/Invesco
% Healthcare Sector
that you
% Growth
% Global Real Estate
% Oil & Gas Sector
provide
% International Growth
Directed
% Technology Sector
Fixed Account Option*
Transfer form
% Large Cap Growth
% Global Alpha
% Fixed Account Option
(V4490) if
% Small Cap Growth
selecting the
* If selecting the Fixed Account
Fixed Account
JNL/Ivy
JNL/Oppenheimer
Option, automatic transfer of funds
Option.
over a 6-month period is required.
% Asset Strategy
% Global Growth
VDA 410 09/09

V410 10/10

LONG-TERM SMART
Telephone and Electronic Transfers Authorization
By checking " Yes," I (we) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/ allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Producer/Representative subject to Jackson's administrative procedures. This authorization is not extended to Authorized Callers.
Yes
No
Do you authorize these types of transfers?
Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, not withstanding subsequent allegations of error or mistake in connection with any such transaction instruction.
If no election is made, Jackson will default to " No" for residents of Nebraska, New Hampshire and
North Dakota and to " Yes" for residents of all other states.
Electronic Delivery Authorization
I agree to receive documents electronically:
Check the
ALL DOCUMENTS
boxes next to
Quarterly statements
Prospectuses and prospectus supplements
the types of
documents you
Periodic and immediate confirmation statements
Proxy and other voting materials
wish to receive
electronically.
Annual and Semi-Annual reports
Other Contract-related correspondence
If an email
address is
This consent will continue unless and until revoked and will cover delivery to you in the form of a provided, but
compact disc, by email or by notice to you of a document's availability on a website. Certain types of no document
type is
correspondence may continue to be delivered by the United States Postal Service for compliance selected, the
reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of selection will
Contract-related correspondence.
default to " All
Documents."
I (We) do
do not
have ready access to computer hardware and software that meet the requirements listed below. My email address is:_________________________________________. I (We)
will notify the company of any new email address.
The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with Internet access, an active email account, Adobe
Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.
Please see Page 7 for further information regarding Electronic Delivery.
 Authorized Callers
If you want to
authorize an
individual
First Name
Middle Name
Last Name
other than
your
Producer/Rep
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
to receive
Contract
/
/
information via
telephone,
First Name
Middle Name
Last Name
please list that
individual's
information
here.
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
/
/
VDA 410 09/09

V410 10/10

LONG-TERM SMART
Notice to Applicant
ARKANSAS, COLORADO, KENTUCKY, MAINE, NEW
insurance proceeds, shall be reported to the Colorado
MEXICO, OHIO, PENNSYLVANIA, AND WEST VIRGINIA
Division of Insurance within the Department of
RESIDENTS, PLEASE NOTE: Any person who knowingly,
Regulatory Agencies.
and with intent to defraud any insurance company or
DISTRICT OF COLUMBIA RESIDENTS, PLEASE NOTE:
other person, files an application for insurance or
WARNING: It is a crime to provide false or misleading
statement of claim containing any materially false
information to an insurer for the purpose of defrauding
information or conceals for the purpose of misleading,
the insurer or any other person. Penalties include
information concerning any fact material thereto,
imprisonment and/or fines. In addition, an insurer may
commits a fraudulent insurance act, which is a crime
deny insurance benefits, if false information materially
and subjects such person to criminal and civil penalties.
related to a claim was provided by the applicant.
In COLORADO, any insurance company, or agent of an
LOUISIANA AND RHODE ISLAND RESIDENTS, PLEASE
insurance company, who knowingly provides false,
NOTE: Any person who knowingly presents a false or
incomplete, or misleading facts or information to a
fraudulent claim for payment of a loss or benefit or
policyholder or claimant for the purpose of defrauding,
knowingly presents false information in an application
or attempting to defraud, the policyholder or claimant
for insurance is guilty of a crime and may be subject to
with regard to a settlement or award payable from
fines and confinement in prison.
Electronic Delivery Information: There is no charge for electronic delivery, although you may incur the costs of
Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given
Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that the Contract I (we) have applied for is variable and employs the use of a separate account. I (We)
also understand that the annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of a Investment Division in the separate account of Jackson are variable and may be increased or decreased, and the dollar amounts are not guaranteed by Jackson or any other insurance company, the
United States government or any state government, the FDIC, Federal Reserve Board or any other federal or state agency. I (We) understand that, except for funds allocated to the Contract's Fixed Account Option, I (we) will bear all risk under the Contract. 4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 5. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value. 7. I (We)
certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or
Contingent Annuitant, if applicable, stated in this application are true and correctly recorded for purposes of electing an Optional Death Benefit or Other Optional Benefits.
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
/
/
Owner's Title (required if owned by an Entity)
Joint Owner's Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed (mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
VDA 410 09/09

V410 10/10

LONG-TERM SMART
Producer/Representative Acknowledgements
Complete this
certification
I certify that:
regarding sales
I did not use sales material(s) during the presentation of this Jackson product to the applicant.
material
section only if:
I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant.
Your client
In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
has other
existing
By signing this form, I certify that:
policies or
1. I am authorized and qualified to discuss the Contract herein applied for.
annuity
2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this contracts
transaction is suitable given the client's financial situation and needs.
AND
3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly.
Will be either
4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that terminating
this replacement (if applicable) is consistent with that position.
any of those
5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the existing
best of my knowledge and belief.
policies or
6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being using the funds
replaced is true and accurate to the best of my knowledge and belief.
from existing
policies to fund
7. I have complied with requirements for disclosures and/or replacements as necessary.
this new
Contract.
Jackson Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Program
Broker/Dealer Name
Program Options
Options Note:
A
B
Contact your
home office for
program
Address
(number and street)
City
State ZIP Code
information. If
no option is
indicated, the
designated
Email Address
Business Telephone No. (including area code)
Percentage
default will be
(
)
%
used.
If more than one Producer/Representative is participating in a Program Option on this case, please provide all
Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (totaling
100%).
It is required
for Good
Order that all
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
Producer/Rep
numbers be
%
supplied.
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
VDA 410 09/09

V410 10/10